LORD ABBETT RESEARCH FUND, INC.

Lord Abbett Small Cap Value Fund (the “Fund”)

Supplement dated September 18, 2026 to the

Summary Prospectus, Prospectus, and Statement of Additional Information of the Fund,

each dated April 1, 2026, as supplemented

Closing Class C Shares and Converting to Class A Shares

Effective immediately after the close of business (4:00 PM EST) on October 26, 2026, Class C shares of the Fund will be closed to all investors, including purchases by exchange.

Effective on or about November 25, 2026 (the “Conversion Date”), each shareholder’s outstanding Class C shares of the Fund will automatically convert to a number of full and/or fractional Class A shares of the Fund equal in value to the shareholder’s Class C shares of the Fund as of the Conversion Date (the “Class A Conversion”), notwithstanding the conversion schedule set forth in the Fund’s Prospectus that indicates a later date. There will be no change in the overall value of a shareholder’s shares as of the Conversion Date resulting from the Class A Conversion and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with this early conversion. In addition, effective after the close of business on October 26, 2026, redemptions of the Fund’s Class C shares will not be subject to a CDSC. Investments in Class A shares of the Fund after the Conversion Date will be subject to the fees and expenses applicable to Class A shares described in the then current prospectus.

Effective after the Conversion Date, the Fund’s prospectus and SAI will be revised to delete all references to Class C shares of the Fund in their entirety.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAIs.

Please retain this document for your future reference.